Consolidated Statement of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Net income	$ 15,673	$ 18,633
Other comprehensive loss:
Net unrealized holding loss on available- for-sale investment securities	(32,413)	(1,041)
Tax effect	6,807	219
Total other comprehensive loss	(25,606)	(822)
Comprehensive (loss) income	$ (9,933)	$ 17,811